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                                                                    EXHIBIT 10.3


                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is entered into as of the ______ day of _____________, 1998 by and between the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, the undersigned entered into that certain Purchase and Sale Agreement, dated as of May 10, 1998 (the "Agreement"), regarding the sale of certain real property located in Chesapeake, Virginia (Greenbrier Industrial Center) , Loudoun county, Virginia (Lots 2-A and 3-A of Le Bourget Business
Park), and Chesapeake, Virginia (Greenbrier Technology Center ), which property is more particularly described in the Agreement (the "Property");

         WHEREAS, the parties desire to amend the Agreement as set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The undersigned hereby agree that Section 2.02 is hereby amended as follows:

         a. The Initial Deposit (in the amount of $67,500 together with all interest earned thereon) currently held by Escrow Agent shall, simultaneously with the execution of this Amendment, be wire transferred to Seller in accordance with the instructions set forth in Exhibit A, attached hereto and made a part hereof, to be held by Seller in accordance with the terms set forth in the Agreement;

         b. Section 2.02(b) is hereby deleted and the following is substituted in lieu thereof:

                  "(b)   Buyer shall upon execution of this Amendment, deliver
                  to Seller, via wire transfer, an additional earnest money deposit in the amount of $236,500 (the "Additional Deposit")"

         c. Section 2.02 (e) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(e)   At the time of execution of this Amendment, Buyer shall
                  deliver to Seller (in accordance with the wire transfer instructions set forth in Exhibit A) the Additional Deposit and a supplemental deposit in the amount of $136,000 (the "Supplemental Deposit"). The Initial Deposit, Additional Deposit and Supplemental Deposit shall hereinafter be referred to as the "Deposit." The term "Deposit" as used herein shall, in addition to referring to the Initial Deposit, the Additional Deposit and the Supplemental Deposit may also be deemed to refer to any one of the terms Initial Deposit, Additional Deposit or Supplemental Deposit, as the context requires. The Deposit, together with all interest earned through the date hereof with respect to the Initial Deposit, if






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                  any, shall be applied to the Purchase Price at Closing and shall be non-refundable to the Buyer unless Seller shall default in tendering the Deed and other closing documents described in Section 10.01 to Buyer at Closing."

         2. The Escrow Agent is hereby authorized and instructed to transfer the Initial Deposit, together with any interest earned thereon, to the Seller as described in paragraph 1. above and is hereby released from any and all obligations or responsibilities relating to the Deposit.

         3. Section 3.01 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "3.01 Closing. All documents necessary or appropriate to transfer the Project shall be delivered and closing (the "Closing") shall be held on, or in Buyer's sole discretion, provided that Seller is furnished with five (5) days prior written notice of the earlier Closing Date, before September 30, 1998 at the offices of Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

         4. Section 3.02 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "3.02 Conditions to Closing. There are no conditions precedent to Buyer's obligation to close hereunder. Notwithstanding anything to the contrary contained in the Agreement, any and all conditions precedent to Closing, or any provisions set forth in the Agreement whereby Buyer has the option to terminate the Agreement, are hereby waived and deemed satisfied by Buyer and Buyer shall proceed to Closing on or before September 30, 1998. In the event Buyer does not close on or before September 30, 1998, Seller shall retain the Deposit, including all interest earned thereon, in accordance with Section 13.04."

         5. Except as amended herein, the Agreement is hereby confirmed to remain in full force and effect.

         6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         7. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same document.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                             A & A Greenbrier, Inc., a Virginia corporation


                             By:
                                      ---------------------------
                                      Louai Alassar
                                      President

                             A & A Northpointe B, Inc., a Virginia corporation


                             By:
                                      ---------------------------
                                      Louai Alassar
                                      President

                             A & A Northpointe C, Inc., a Virginia corporation


                             By:
                                      ---------------------------
                                      Louai Alassar
                                      President

                             A & A Greenbrier Tech, Inc., a Virginia corporation


                             By:
                                      ---------------------------
                                      Louai Alassar
                                      President


                             DDR Office Flex Corporation, an Ohio corporation



                             By:
                                      ----------------------------------
                                      James A. Schoff
                                      Executive Vice President and Chief
                                      Operating Officer


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JOINDER BY ESCROW AGENT

Commercial Title Group, Ltd., referred to in the Agreement as the "Escrow Agent" hereby acknowledges the instructions set forth above to transfer the Initial Deposit, together with all interest earned thereon, to Seller in accordance with the provisions set forth above.


Commercial Title Group, Ltd.


By:
         --------------------------
         Douglas Nichols
         President




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